UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 4, 2020 (June 2, 2020)

HERITAGE GLOBAL INC.

(Exact name of registrant as specified in its charter)

Florida	0-17973	59-2291344
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12625 High Bluff Drive, Suite 305, San Diego, California		92130
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 847-0656

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (l7 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	HGBL	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 2, 2020, the Board of Directors (the “Board”) of Heritage Global Inc. (the “Company”) appointed Barbara Sinsley to serve as an independent Class III Director until such time as her successor is duly elected and qualified. Ms. Sinsley’s appointment filled an existing vacancy on the Board, and subsequent to this appointment, the Board consists of seven members. Ms. Sinsley will serve on the Company’s Audit Committee.

Ms. Sinsley will be compensated in accordance with the Company’s standard compensation policies and practices for its non-employee directors (pro-rated based on start date), which are generally described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019. In connection with her appointment, the Company expects to grant Ms. Sinsley an initial equity grant of options to purchase up to 25,000 shares of the Company’s common stock, which will vest in four equal instalments on the anniversary of the grant date, subject to Ms. Sinsley’s continued service on the Board.

There are no arrangements or understandings between Ms. Sinsley and any other persons, pursuant to which she was selected to serve as a Director on the Company’s Board. Ms. Sinsley does not have any familial relationship with any member of the Board or executive officer of the Company, and there are no transactions in which Ms. Sinsley has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

On June 4, 2020, the Company made available an investor presentation with supplemental information on www.heritageglobalinc.com under the “Investors Relations” link. A copy of the investor presentation is attached hereto as Exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall otherwise be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

No.	Description

99.1	Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2020	HERITAGE GLOBAL INC.
(Registrant)

	By:	/s/ Scott A. West
Scott A. West
Chief Financial Officer
(principal financial officer)